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                                                                    EXHIBIT 10.4




                               SECURITY AGREEMENT

        This SECURITY AGREEMENT, dated as of September 30, 1999 (as amended from time to time, this "Agreement "), by and among GENERAL AUTOMATION, INC., a Delaware corporation (the "Borrower"), and PACIFIC MEZZANINE FUND, L.P., a California limited partnership ("PMF") (together with any subsequent Lender pursuant to Section 1.2.6 hereof, each a "Secured Party" and collectively, the "Secured Parties").

                                 R E C I T A L S

        A. Borrower and the Secured Parties have entered into that certain Loan Agreement dated as of September 30, 1999 (as amended from time to time, the "Loan Agreement") pursuant to which the Secured Parties have agreed to make a Loan to the Borrower.

        B. It is a condition to the closing of the Loan Agreement that the Borrower execute this Agreement granting to the Secured Parties a security interest in the collateral described herein, as set forth herein.

                                A G R E E M E N T

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                         DEFINITIONS AND RELATED MATTERS

        Section 1.1. Definitions. Terms with initial capital letters not otherwise defined in this Agreement have the meanings set forth in the Loan Agreement (except as otherwise provided herein). In addition, the following terms with initial capital letters have the following meanings:

        "Account Debtor" means any Person who is or may become obligated to the Borrower on any Receivable.

        "Accounts" is defined in Section 2.1.1.

        "Agreement" is defined in the Preamble.

        "Approvals" is defined in Section 2.1.10.5.

        "Bank" shall mean Comerica Bank.

        "Borrower" is defined in the Preamble.

        "Charges" means all federal, state, county, city, municipal or other taxes, liens, assessments or charges that, if not paid when due, may result in a Lien of any Government Authority.


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        "Chattel Paper" is defined in Section 2.1.3.

        "Collateral" is defined in Section 2.1.

        "Documents" is defined in Section 2.1.8.

        "Equipment" is defined in Section 2.1.6.

        "Event of Default" is defined in Section 5.1.

        "Fixtures" is defined in section 2.1.7.

        "GAAP" means generally accepted accounting principles consistently applied.

        "General Intangibles" is defined in Section 2. 1. 10.

        "Intercreditor Agreement" means that certain Intercreditor Agreement by and among the Secured Parties and acknowledged by the Borrower.

        "Inventory" is defined in Section 2.1.5.

        "Notes Receivable" is defined in Section 2.1.2.

        "Pledged Collateral" is defined in Section 4.8.

        "Proceeds" is defined in Section 2.1.14.

        "Receivables" means Accounts, Notes Receivable, Chattel Paper and other rights to the payment of money.

        "Secured Documents" means, collectively, the Loan Agreement, the Notes, the Collateral Documents, and any other instrument or other writing executed or delivered by the Borrower in connection therewith, and all amendments, appendices, exhibits and schedules to any of the foregoing, other than the Warrants, the Investors' Rights Agreement, and the Investment Unit Pricing Agreement.

        "Secured Obligations" is defined in Section 2.2.

        "Securities" is defined in Section 2.1.9.

        "Security Interest" is defined in Section 2.1.

        "Senior Lender" shall mean any Lender whose rights are senior to the Secured Parties in accordance with the terms of the Loan Agreement, including the Bank and the holders of the first and second deeds of trust on the Company's headquarters and any transferee or assignee thereof in accordance with the terms hereof.

        "Special Depository Account" shall mean the bank account established pursuant to the Special Depository Account Agreement.


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        "Special Depository Account Agreement" shall mean that certain Special
Depository Account Agreement dated as of the date hereof between the Borrower, the Secured Parties and the Bank.

        "Supplemental Documentation" means financing statements, continuation statements, warehouse receipts, bills of lading, assignments of accounts, patents, trademarks or copyrights, schedules of Collateral, mortgages and other instruments or documents necessary or requested by the Secured Parties (i) to create, perfect and maintain perfected the Security Interest in any Collateral or (ii) to enable the Secured Parties to receive all interest, dividends and distributions from time to time paid with respect to, and all Proceeds of, all Collateral which the Secured Parties is entitled to receive hereunder.

        "UCC" means the Uniform Commercial Code (as amended from time to time) of the State of California.

        Section 1.2. Related Matters.

                1.2.1. Terms Used in the UCC. Unless the context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in Division 9 (or any equivalent subpart) of the UCC have the same meanings herein.

                1.2.2. Constructions. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting and "or" has inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits attached hereto) and not to any particular provision of this Agreement. Article, Section, subsection, Exhibit, Recital, Preamble and Schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications not prohibited by the Loan Documents.

                1.2.3. Governing Law. Except to the extent otherwise required by Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                1.2.4. Headings. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

                1.2.5. Severability. If any provision of this Agreement or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.


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                1.2.6.  Additional Secured Parties. The parties acknowledge and agree that additional parties may lend funds to Borrower under the Loan Agreement. Such additional lenders shall execute this Agreement together with such additional documents as PMF may reasonably require in form and content satisfactory to PMF prior to making such loan.

                                   ARTICLE 2

                   THE SECURITY INTEREST; SECURED OBLIGATIONS

        Section 2.1. Security Interest.

        To secure the payment and performance of the Secured Obligations as and when due, the Borrower hereby grants, conveys, pledges, assigns and transfers to the Secured Parties a security interest (the "Security Interest") in, all right, title, claim, estate and interest of the Borrower in and to all property, wherever located, and interests of the Borrower, tangible or intangible, whether now owned and existing or hereafter acquired or arising (such property and interests in property being collectively referred to herein as the "Collateral"), including the following:

                2.1.1. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable) (the "Accounts");

                2.1.2. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, letters of credit, certificates of deposit and other writings that evidence a right to the payment of money by any other Person, including (the "Notes Receivable");

                2.1.3. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");

                2.1.4. Any and all rights to payment of money not listed above and any and all rights, titles, interests, securities, Liens and guaranties evidencing, securing, guaranteeing payment of or in any way relating to any Receivables;

                2.1.5. Any and all goods that may at any time be held for sale or lease or furnished under any contract of service, or are sold, leased or furnished under any contract of service, or constitute raw materials, work-in-process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");

                2.1.6. Any and all equipment and other goods (excluding Inventory), including the following personal property: machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above (together with all related property described in Section 2.1.12, the "Equipment");


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                2.1.7.  Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");

                2.1.8. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "Documents");

                2.1.9. Any and all stocks, bonds, general and limited partnership interests, limited liability company interests, joint venture interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities");

                2.1.10. Any and all general intangibles, contract rights and other property described below (together with any property listed under Section
2.1.4 above, the "General Intangibles"), including the following:

                        2.1.10.1. deposit and other accounts, including demand, time savings, passbook and like accounts maintained with any bank, savings and loan association, credit union, brokerage or other institution (including the deposit accounts listed on Schedule 2.1.10.1), the Special Depository Account and any and all money, instruments and other property from time to time deposited therein or credited thereto, or received, receivable or otherwise distributed therefrom, in respect thereof or in exchange therefor, including all interest accruing thereon;

                        2.1.10.2. insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

                        2.1.10.3. any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any judicial action, litigation, arbitration, mediation or other proceedings;

                        2.1.10.4. any and all leases of real or personal property, licensing agreements and other contracts, and all guarantees, warranties, royalties, license fees and rights under such contracts;

                        2.1.10.5. any and all Governmental Approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any Governmental Authority (including condemnation awards) (the "Approvals");

                        2.1.10.6. deposits, surety and other bonds, and choses and things in action;

                        2.1.10.7. computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are


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reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets, customer lists, the entire goodwill of or associated with the business now or hereafter conducted by the Borrower, and other Proprietary Rights, including the intellectual property rights listed on Schedule 2.1.10.8 (the "Intellectual Property Collateral").

                        2.1.11. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to the Borrower or any of the foregoing and all equipment receptacles, containers and cabinets therefor;

                        2.1.12. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

                        2.1.13. Any and all rights, remedies, powers and privileges of the Borrower with respect to any of the foregoing; and

                        2.1.14. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising (collectively, the "Proceeds"). "Proceeds" shall include (i) whatever is now or hereafter received by the Borrower upon the sale, lease, license, exchange, collection, other disposition or operation of any item of Collateral, whether such proceeds constitute accounts, general intangibles, instruments, securities, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any items that are now or hereafter acquired by the Borrower with any Proceeds of Collateral, (iii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Collateral or the business of the Borrower, (iv) all rights to payment for the sale of services or products in connection with the business of the Borrower,
(v) all royalties, rights to payment, accounts receivable and proceeds of infringement suits in connection with the Intellectual Property Collateral, and
(vi) the right to further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing.

        Section 2.2. Secured Obligations.

        The Security Interest shall secure the due and punctual payment and performance by the Borrower of any and all present and future obligations of the Borrower under the Secured Documents, including without limitation, all obligations and liabilities of the Borrower of every type or description to the Secured Parties, or any Person entitled to indemnification under the Loan Agreement, and any other Secured Document:

                2.2.1. arising under or in connection with the Loan Agreement or the Notes whether for principal of or premium (if any) or interest on the Loan, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

                2.2.2. arising under or in connection with the Loan Agreement, this Agreement or any other Secured Document, including for reimbursement of amounts permitted to be


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advanced or expended by the Secured Parties (i) to satisfy amounts required to be paid by the Borrower under this Agreement or any other Secured Document for claims and Charges, together with interest thereon to the extent provided, or
(ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or their priority;
in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2. are collectively referred to as the "Secured Obligations").

                                   ARTICLE 3

                         WARRANTIES AND REPRESENTATIONS

        The Borrower represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in the Loan Agreement are true and correct and makes the following additional representations and warranties, all of which shall survive until the termination of this Agreement pursuant to Section 6.7.

        Section 3.1. Filings. Etc.

                3.1.1. Duly executed financing statements containing a correct description of the Collateral have been delivered to the Secured Parties for filing in every governmental office in every state, county and other jurisdiction in which the principal or any other place of business or the chief executive office of the Borrower, or any portion of the Collateral, is located and in each jurisdiction in which such action is necessary to establish a valid and perfected Lien in favor of the Secured Parties in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements.

                3.1.2. In the event that any filing is made with the United States Patent and Trademark Office (the "PTO") or the United States Copyright Office (the "Copyright Office") with respect to the Collateral, Borrower shall make file such documents or instruments with the PTO or Copyright Office, as the case may be, as are reasonably necessary to perfect the Security Interest with respect to such Collateral, junior only to the Senior Lenders.

        Section 3.2. Locations of Collateral, Offices and Names.

        (i) The Borrower's chief executive office and principal place of business is located at the address set forth on Schedule 3.2, (ii) all other places of business of the Borrower and all other locations at which any tangible Collateral or books and records related to any Collateral are (or during the past four months were) located are set forth on Schedule 3.2, and (iii) there are no


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prior or current trade or legal names used to identify the Borrower in its business or in the ownership of its properties other than those set forth on
Schedule 3.2.

        Section 3.3. Title to Collateral; Validity and Perfection of Security Interest; Absence of Other Liens.

                3.3.1. The Borrower has good and marketable title to, or valid and subsisting leasehold interests in, all Collateral reflected on its financial statements as being owned or leased by it and "rights" in all other Collateral within the meaning of Section 9203 of the UCC. For any Intellectual Property Collateral for which the Borrower is a licensee pursuant to a license or licensing agreement regarding such Intellectual Property Collateral, each such license or licensing agreement is in full force and effect; the Borrower is not in default of any of its obligations thereunder; and all such licenses material to the operation of the Borrower's business arise under agreements included as General Intangibles.

                3.3.2. The Security Interest constitutes a valid and, upon the filing of financing statements covering the Collateral and other documents referred to in Section 3.1 with the appropriate Governmental Authorities or other Persons referred to in such Section, perfected Lien in all of the Collateral securing payment and performance of the Secured Obligations. The Collateral is free and clear of all Liens other than the Security Interest and the security interests of the Senior Lenders permitted under the Loan Agreement.

                3.3.3. Except for financing statements in favor of the Secured Parties and the Permitted Liens (as defined in the Loan Agreement), the Borrower has filed no now-effective financing statement covering the Collateral or any part thereof.

        Section 3.4. Notes Receivable.

        Schedule 2.1.2. lists all Notes Receivable of the Borrower. There are no setoffs or counterclaims or disputes existing or asserted with respect to any such Notes Receivable.

        Section 3.5. Patents, Trademarks and Copyrights.

                3.5.1. Schedule 2.1.10.8 lists all Proprietary Rights in which the Borrower has an interest. Except as disclosed on Schedule 2.1.10.8, all Proprietary Rights are valid and enforceable and the Borrower is the sole and exclusive owner of each of the Proprietary Rights, free and clear of any Liens (other than Liens in favor of the Secured Parties).

                3.5.2. Except for filings or recordations in favor of the Secured Parties and the Senior Lenders, the Borrower has filed or recorded no now-effective mortgages, transfers or assignments covering the Proprietary Rights or any part thereof.

                3.5.3. Except as set forth on Schedule 2.1.10.8, the Borrower (directly or through any Subsidiary) does not own, possess or use under any licensing arrangement any copyrights, patents, trademarks or service marks, nor is there currently pending before any Governmental Authority any copyright registration or any application for registration of any patent, trademark or servicemark.


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                3.5.4. All of the Borrower's Proprietary Rights are subsisting and have not been adjudged invalid or unenforceable in whole or in part.

                3.5.5. All maintenance fees required to be paid on account of any of the Borrower's patents or patent applications (or any related Collateral) have been timely paid for maintaining such Collateral in force, and, to the Borrower's Best Knowledge, each of its patents is valid and enforceable and the Borrower has notified the Secured Parties in writing of all prior art (including public uses and sales) of which it is aware.

                3.5.6. To the Borrower's Best Knowledge, no material infringement or unauthorized use is being made of any Intellectual Property Collateral by any Person.

                3.5.7. The past present and contemplated future use of the Intellectual Property Collateral by the Borrower has not, does not, and will not infringe or violate any right, privilege or license agreement of or with any other Person.

                3.5.8. The Borrower owns, has material rights under, is a party to, or an assignee of a party to, all material licenses, patents, patent applications, copyrights, service marks, servicemark applications, trademarks, trademark applications, trade names, and all other Intellectual Property Collateral necessary to continue to conduct its business as heretofore conducted.

                3.5.9. The Borrower has taken and will continue to take all reasonable steps to protect and preserve the secrecy of all trade secrets relating to any of its unpublished Intellectual Property Collateral and Proprietary Rights.

        Section 3.6. Investment Property

        The names and addresses of all securities intermediaries (as such term is defined in Section 8102(a)(14) of the UCC) with whom the Borrower maintains any investment property (as such term is defined in Section 9115(l)(f) of the UCC), and the account numbers and account names of any securities accounts (as such term is defined in Section 8501 of the UCC) holding any investment property, are set forth in Schedule 3.6. Except as set forth in Schedule 3.6, the Borrower does not have any right, title or interest in or to any investment property.


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                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

        Section 4.1. Further Assurances.

        The Borrower shall, at its own expense, perform such acts as may be necessary, or that the Secured Parties may request in writing at any time, to assure the attachment and perfection of the Security Interest to exercise the rights and remedies of the Secured Parties hereunder or to carry out the intent of this Agreement. The Security Interest shall be junior only to the security interests of the Senior Lenders. Without limitation, the Borrower shall execute and deliver (or cause any third party to execute and deliver) to the Secured Parties, at any time and from time to time, all Supplemental Documentation in form and substance acceptable to the Secured Parties.

        Section 4.2. Inspection and Verification.

        The Borrower shall keep or cause to be kept accurate and complete records of the Collateral at the Borrower's chief executive office. The Secured Parties and their employees and agents shall have the right, at all times during the Borrower's usual business hours upon reasonable written notice, but in no event less than two (2) Business Days' notice (or such shorter period as may be necessary during the continuance of an Event of Default), to (i) inspect, and verify the quality, quantity, value and condition of, or any other matter relating to, the Collateral, (ii) inspect all records relating thereto and to make (or require the Borrower to provide) copies of such records, and (iii) enter upon all premises upon which any of the Collateral is located. Notwithstanding the foregoing, the Secured Parties shall not contact third parties in making such inspection or verification (and then only after notice to the Borrower) unless an Event of Default shall then exist.

        Section 4.3. Power of Attorney.

        The Borrower hereby irrevocably appoints the Secured Parties and their employees and agents as the Borrower's true and lawful attorneys-in-fact, with full power of substitution, (i) to do all things required to be done by the Borrower under this Agreement or the other Loan Documents and (ii) to do all things that the Secured Parties may deem necessary or advisable to assure the attachment, perfection and priority of the Security Interest or otherwise to exercise the rights and remedies of the Secured Parties hereunder or carry out the intent of this Agreement, provided that the Secured Parties shall not exercise any of their rights under the foregoing power of attorney unless a Default or an Event of Default shall have occurred and be continuing. Without limitation, the Secured Parties and their officers and agents shall be entitled to do all of the following, as fully as the Borrower might:

                4.3.1. to sign the name of the Borrower on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Secured Parties, in their discretion, may elect;

                4.3.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership;


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                4.3.3.  to affix, by facsimile signature or otherwise, the general or special endorsement of the Borrower, in such manner as the Secured Parties shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Secured Parties without appropriate endorsement or assignment; and

                4.3.4. during the existence of an Event of Default, upon not less than three (3) business days written notice to the Borrower and at such time or times as the Secured Parties in their discretion may determine, in the Borrower's or in the Secured Parties' name:

                        4.3.4.1. to collect any and all amounts due to the Borrower from Account Debtors with respect to Receivables by legal proceedings or otherwise;

                        4.3.4.2. to make, settle and adjust any claims under insurance policies, and make any decisions with respect thereto;

                        4.3.4.3. to attend and vote at any and all meetings of the holders of Securities and to execute any and all written consents of such holders with the same effect as if the Borrower had personally attended and voted at such meetings or had personally signed such consents; and

                        4.3.4.4. to execute any and all applications, documents, papers and instruments necessary for the Secured Parties to use the Intellectual Property Collateral and to grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral.

        The Secured Parties shall be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith, gross negligence or willful misconduct, the Secured Parties and their Affiliates, shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto. A copy of this Agreement and, if applicable, a written statement by the Secured Parties that an Event of Default exists shall be conclusive evidence of the Secured Parties' right to act under this Section 4.3 as against all third parties.

        Section 4.4. Changes of Locations of Collateral, Offices, Name or Structure.

        The Borrower shall not remove any Collateral, books or records related to, or keep any Collateral, books or records related thereto or do business at, a location not set forth on Schedule 3.2, adopt a trade name or change its name, chief executive office, principal place of business, identity or corporate structure (other than the changes in structure contemplated by the Loan Documents) without the prior written consent of the Secured Parties which won't be unreasonably withheld, delayed or conditioned, except sales in the ordinary course of business.

        Section 4.5. Payment of Charges and Claims.

        The Borrower shall pay (i) all Charges lawfully imposed upon any Collateral and (ii) all claims (including claims for labor, services and materials) that have become due and payable and, under Applicable Law, have or may become Liens upon any Collateral, in each case before any material penalty shall be incurred with respect thereto; provided that, unless foreclosure,


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levy or similar proceedings shall have commenced, the Borrower need not pay or discharge any such Charges or claims so long as adequate reserves therefor have been established in accordance with GAAP. If the Borrower fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5, the Secured Parties may, at any time and from time to time, in their discretion and without waiving or releasing any obligation of the Borrower under this Agreement or the other Loan Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Secured Parties deems advisable.

        Section 4.6. Continuing Obligations of the Borrower; Indemnity.

                4.6.1. The Borrower shall remain liable to observe and perform all agreements and other obligations relating to or included in the Collateral (the "Contractual Obligations") in accordance with their respective terms. The Secured Parties shall not have any duty, obligation or liability under or with respect to any such Contractual Obligations, whether by reason or arising out of this Agreement, the receipt by the Secured Parties of any payment relating to any such Contractual Obligation or otherwise, and the Borrower agrees to indemnify and hold harmless the Secured Parties from any and all such obligations and liabilities.

                4.6.2. The Secured Parties shall not have any duty of care with respect to the Collateral, other than an obligation to exercise reasonable care with respect to Collateral in their possession or under their control; provided that (i) the Secured Parties shall be deemed to have exercised reasonable care if Collateral in their possession is accorded treatment substantially comparable to that which such the Secured Parties accords their own property, and (ii) the Secured Parties shall have no obligation to take any actions to preserve rights against other parties or property with respect to any Collateral. Without limitation, the Secured Parties shall (a) bear no risk or expense with respect to any Collateral and (b) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Pledged Collateral, or to maximize interest or other returns with respect thereto.

                4.6.3. The Secured Parties may at any time deliver or redeliver the Collateral or any part thereof to the Borrower and the receipt of any of the same by the Borrower shall be complete and full acquittance for the Collateral so delivered, and the Secured Parties thereafter shall be discharged from any liability or responsibility therefor.

                4.6.4. The Borrower hereby agrees to indemnify and hold harmless the Secured Parties and their Affiliates, shareholders, directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons.

                4.6.5. The Secured Parties agrees not to disclose any proprietary information of the Borrower that is by its nature confidential, including, but not limited to, information concerning technology, software, source codes, financial information, and other confidential or proprietary business information. This Section 4.6.5 shall not apply to information that is demonstrably in the knowledge of the Secured Parties prior to their receipt from the Borrower, that is in the public domain on the date of its disclosure without any breach of this Section 4.6.5 or unauthorized disclosure of such information, that is rightfully received by the Secured Parties from a third party without confidentiality limitations, that is required to be disclosed by law or in connection with a judicial or arbitration proceeding, or that is necessary or required to be disclosed by the Secured Parties in connection with the exercise of their remedies hereunder or under any other Loan Document. In addition, this
Section 4.6.5 shall not apply to information that the Secured Parties furnishes to participants, successors or assigns, or potential participants, successors or assigns, provided that no information shall be furnished without the written undertaking of the recipient to keep such information confidential in accordance with this Section 4.6.5.

        Section 4.7. Sale of Collateral; Further Encumbrances.

        The Borrower shall not (i) except for dispositions of Inventory, and other dispositions of Collateral in the ordinary course of the Borrower's business not prohibited by the Loan Documents (collectively, "Permitted Sales"), sell, assign, lease, license, sublicense, or otherwise dispose of any Collateral, or any interest therein, or (ii) except for Liens permitted under the Loan Agreement, grant or suffer to exist any Lien in or on any Collateral, or (iii) except as permitted under the Loan Agreement or any other Loan Document, sign or authorize the filing of any financing statement or the filing or recordation of any mortgage, transfer or assignment or the delivery of any notice with respect to any of the Collateral. Concurrently with any Permitted Sale, the Security Interest shall automatically be released from the Collateral so disposed of; provided, however, that the Security Interest shall continue in the Proceeds thereof. If any Collateral, or any interest therein, is disposed of in violation of these provisions, the Security Interest shall continue in such Collateral or interest notwithstanding such disposition, the Person to which the Collateral or interest is being transferred shall be bound by this Agreement and the Borrower shall deliver all Proceeds thereof to the Secured Parties to be held as Collateral hereunder.

        Section 4.8. Protection of Security; Notice of Levy.

        The Borrower shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest and the priority thereof, against any adverse Liens (other than those of the Senior Lenders). The Borrower will promptly notify the Secured Parties of any attachment or other legal process levied against any Collateral.

        Section 4.9. Equipment and Fixtures.

        The Borrower, at its expense, shall cause the Equipment and Fixtures to be maintained and preserved in substantially the same condition, repair and working order as when new, ordinary wear and tear excepted. Notwithstanding the foregoing sentence, the Borrower shall not be required to maintain and repair Equipment and Fixtures to the extent that they are either obsolete or the cost of maintaining them exceeds their fair market value. In the case of any loss or damage to any of the Equipment or Fixtures, the Borrower shall, as promptly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end and promptly furnish to the Secured Parties a written report with respect to any loss or damage in excess of $5,000 to any Equipment or Fixtures.

        Section 4.10. Securities.

                4.10.1. Subject to the rights of the Senior Lenders, the Borrower shall immediately notify the Secured Parties upon being issued a Security (including an interest in a general or limited partnership or in a limited liability company that by its terms is a security governed by Division 8 of the UCC) and shall, at its own cost and expense, take such actions as are necessary, or that the Secured Parties requests, to cause the Secured Parties to have "control" over that Security (within the meaning of Section 9115(l)(e) of the UCC).

                4.10.2. Without limiting the foregoing, in the event that any securities intermediary (other than the Senior Lenders) receives or holds any investment property in favor of the Borrower as an entitlement holder, the Borrower will execute and deliver and cause such securities intermediary to execute and deliver to the Secured Parties a control agreement in form and substance satisfactory to the Secured Parties in order (among other things) to establish and maintain control over and to acknowledge the priority of the Security Interest in such investment property in favor of the Secured Parties. Without the prior written consent of the Secured Parties, the Borrower shall not deliver any investment property to any Person other than the Secured Parties, the Senior Lenders or a securities intermediary that has executed and delivered a control agreement in favor of the Secured Parties.

        Section 4.11. Intellectual Property Collateral.

                4.11.1. If any of the Borrower's Intellectual Property Collateral, including any source code or other Proprietary Rights and including any Intellectual Property Collateral for which the Borrower is a licensee, is or shall become subject to any escrow agreement, the Borrower shall give such notices and obtain such acknowledgments and waivers from such escrow holder and any other Person who is a beneficiary of any such escrow agreement as the Secured Parties may request in order to perfect, preserve and protect the interest and priority of the Secured Parties in such Intellectual Property Collateral, and each such escrow agreement shall be included as a General Intangible.

                4.11.2. The Borrower will not (without the prior consent of the Secured Parties) (i) enter into any agreement (including any license or royalty agreement) pertaining to any Intellectual Property Collateral except in the ordinary course of the Borrower's business or (ii) allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public.

                4.11.3. The Borrower will diligently prosecute all applications for patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

                4.11.4. Without limiting the foregoing, the Borrower shall at its expense do any and all acts reasonably necessary or desirable to preserve, renew and maintain all rights in all copyrights, registrations and copyright rights. The Borrower promptly shall give the Secured Parties written notice at least once each calendar year of any such work or such rights of material value to the Borrower or the operation of its business. If the Company files an application for any registration for any copyright, the Borrower shall execute, deliver and record in all places where this Agreement or any memorandum hereof may be recorded and such other places as the Secured Parties may reasonably request an appropriate security agreement, with appropriate modifications, in form and substance satisfactory to the Secured Parties, pursuant to which the Borrower shall grant and reaffirm its grant of a Security Interest to the extent of its interest in such registration as provided herein to the Secured Parties.

                4.11.5. Except as provided in Article 5, and notwithstanding
Article 2, the Borrower shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are reasonably necessary to protect the Intellectual Property Collateral (or any material portion thereof) or any of the Borrower's material rights therein. The Secured Parties may be joined as parties to such proceedings if in their sole discretion it is satisfied that it will not incur any risk of liability or loss as a consequence thereof, and the Borrower shall provide at its expense representation acceptable to the Secured Parties for the common interest of the Borrower and the Secured Parties with respect to such proceedings. The Borrower shall, promptly upon its becoming aware thereof, notify the Secured Parties in writing of the written threat of, institution of, or any adverse determination in, any proceeding, application, suit or action of any kind regarding the Borrower's claim of ownership in or rights to any of the Intellectual Property Collateral, its right to register any of the same, or its right to keep and maintain such registration, whether before the Copyright Office, the PTO or any United States or foreign court or governmental agency. The Borrower shall provide promptly to the Secured Parties any information with respect thereto reasonably requested from time to time by the Secured Parties.

        Section 4.12. Subordination.

        Subject to and under the circumstances set forth in the Loan Agreement, the Secured Parties agrees to subordinate the lien created pursuant to this Agreement in favor of one or more Senior Lenders. The rights of the Lenders granted hereby shall be subject to the rights of the Senior Lenders. If any conditions hereof or any rights granted hereby conflict with any conditions of the security interests granted the Senior Lenders, or any of their rights, then the Senior Lenders' rights and the conditions of their security interests shall control.

                                   ARTICLE 5

                EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

        Section 5.1. Event of Default.

        The occurrence of one or more "Events of Default" (as defined in the Loan Agreement) shall constitute an "Event of Default" hereunder.

        Section 5.2. Remedies.

        If an Event of Default occurs and so long as such Event of Default is continuing, then, whether or not all the Secured Obligations shall have become immediately due and payable:

                5.2.1. In addition to all their other rights, powers and remedies under this Agreement and Applicable Law, the Secured Parties shall have, and may exercise, any and all of the rights, powers and remedies of a Secured Parties under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.

                5.2.2. The Secured Parties shall have the right, all at the Secured Parties' sole option and as the Secured Parties in their discretion may deem necessary or advisable, to do any or all of the following:

                        5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

                        5.2.2.2. to enter upon the premises of the Borrower or any other place or places where Collateral is located through self-help and without judicial process, without giving the Borrower notice and opportunity for a hearing on the validity of the Secured Parties' claim and without any obligation to pay rent;

                        5.2.2.3. to inspect and appraise the Collateral and to prepare, repair, assemble or process the Collateral for sale, lease or other disposition;

                        5.2.2.4. to remove Collateral to the premises of the Secured Parties or any other location selected by the Secured Parties, for such time as the Secured Parties may desire, for any purpose not prohibited hereby;

                        5.2.2.5. to apply any Collateral or any other assets of the Borrower in the possession of the Secured Parties to the Secured Obligations;

                        5.2.2.6. to notify Account Debtors and other obligors on the Collateral in writing that the Collateral has been assigned to the Secured Parties and that all payments thereon are to be made directly and exclusively to or as specified by the Secured Parties in writing;

                        5.2.2.7. to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

                        5.2.2.8. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

                        5.2.2.9. to settle, compromise or release, on terms acceptable to the Secured Parties, in whole or in part, any amounts owing on the Collateral or any insurance thereof or relating thereto or any disputes with respect thereto or such insurance;

                        5.2.2.10. to receive, open and dispose of all mail addressed to the Borrower and notify postal authorities to change the address for delivery thereof to such address as the Secured Parties may designate, provided that the Secured Parties agrees that it will promptly deliver over to the Borrower any such opened mail as does not relate to the Collateral;

                        5.2.2.11. to exercise all rights and powers under Contractual Obligations included in the Collateral, including any right of termination;

                        5.2.2.12. to use or transfer any of the Borrower's rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Secured Parties may determine;

                        5.2.2.13. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral; and

                        5.2.2.14. to apply (on one or more occasions) any or all of the funds in the Special Depository Account toward full or partial prepayment of the Loan and/or payment of any of the other Secured Obligations in such order as the Secured Parties may determine.

                5.2.3. The Borrower shall, at the Secured Parties' written request, assemble the Collateral and make it available to the Secured Parties at a place in the State of California to be designated by the Secured Parties in writing. The Borrower shall make available to the Secured Parties in the State of California all computer and other equipment of the Borrower containing books and records pertaining to the Collateral (and the assistance of the employees of the Borrower having responsibility for such equipment) and to use such computer and other equipment at no charge for the purpose of obtaining information pertaining to the Collateral, including by making copies of computer and other files and records.

                5.2.4. Until the Secured Parties is able to effect a sale, lease or other disposition of Collateral or any part thereof, the Secured Parties shall have the right to use, process or operate the Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Secured Parties. The Secured Parties shall have the right, without notice or demand, either in person or by agent, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure, waive or affect an Event of Default or notice thereof or invalidate any act done pursuant to such notice.

                5.2.5. The Secured Parties may, if it so elects, as a matter of strict right and without regard to the then fair market value of the Collateral, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Parties' remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

                5.2.6. The Secured Parties shall have the right to sell, lease or otherwise dispose of all or any Collateral in its then existing condition, or after any further assembly, manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Section 5.4, in lots or in bulk, for cash or on credit, with or without representations or warranties, all as the Secured Parties, in their discretion, may deem advisable. The Secured Parties shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers thereof shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Secured Parties shall have the right to conduct such sales on the Borrower's premises or elsewhere and shall have the right to use the Borrower's premises without charge for such sales for such duration as the Secured Parties deem necessary or advisable. The Collateral need not be present at any such sale. To the extent necessary or desirable, in the judgment of the Secured Parties, to enable the Secured Parties to dispose of Collateral following an Event of Default, the Secured Parties is authorized, without any obligation for rent, license fees or other charge, to use the supplies, equipment, facilities and space at the Borrower's place of business and is hereby granted a license or other right to use, without charge, the Proprietary Rights, trade secrets, names, trade names, customer lists, labels, advertising matter, and all property of a similar nature that the Borrower owns or is entitled to use, as it pertains to any Collateral, in preparing, repairing, assembling, processing, advertising for sale or lease or otherwise in connection with the disposition of any Collateral, and the Borrower's rights under all licenses and all franchise agreements shall to such extent and for such purpose inure to the Secured Parties' benefit. The Secured Parties may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Secured Parties may apply against such purchase price any amount of the Secured Obligations. The Borrower agrees that any sale of Collateral conducted by the Secured Parties in accordance with the foregoing provisions of this Section and Section 5.3 shall be deemed to be a commercially reasonable sale under Section 9504 of the UCC.

                5.2.7. For the purpose of enabling the Secured Parties to exercise their rights and remedies under this Article 5 or otherwise in connection with this Agreement, the Borrower hereby grants to the Secured Parties an irrevocable, nonexclusive and assignable license (exercisable without payment or royalty or other compensation to the Borrower) to use, license or sublicense any Intellectual Property Collateral and any other Collateral. The Secured Parties agrees not to exercise such license except following the occurrence of an Event of Default.

        Section 5.3. Application of Proceeds.

                5.3.1. Any cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default (including insurance proceeds) shall be applied as follows:

                        5.3.1.1. first, to the Secured Parties to pay all advances, charges, costs and expenses payable to the Secured Parties pursuant to
Section 6.1; and

                        5.3.1.2. second, to pay the Secured Obligations in the order determined by the Secured Parties.

                5.3.2. The Borrower shall pay to the Secured Parties on written demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

                5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Secured Parties. The application of proceeds by the Secured Parties shall be without prejudice to the Secured Parties' rights as against the Borrower or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

                5.3.4. If at any time after an Event of Default the Borrower receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, Notes Receivable or otherwise, such Proceeds shall be received in trust for the Secured Parties and the Borrower shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Secured Parties and, except as otherwise provided in the Special Depository Account Agreement, promptly deliver such Proceeds to the Secured Parties in the identical form received.

        Section 5.4. Notice of Sale.

        Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Parties will send or otherwise make available to the Borrower reasonable written notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. The Borrower agrees that any notice required to be given by the Secured Parties of a sale or other disposition of collateral, or any other intended action by the Secured Parties, that is received in accordance with the provisions set forth in Section 6.4 ten
(10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this
Section 5.4.

                                   ARTICLE 6

                                     GENERAL

        Section 6.1. The Secured Parties' Expenses, Including Attorneys' Fees.

        Regardless of the occurrence of an Event of Default, the Borrower agrees to pay to the Secured Parties any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Secured Parties may reasonably incur in connection with (i) the protection of the perfection, continuation or priority of the Security Interest or protection of the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof, (ii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights, powers or remedies of the Secured Parties under this Agreement or under Applicable Law (including reasonable attorneys' fees and expenses incurred by the Secured Parties in the collection of Collateral deposited with the Secured Parties and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding, or (iv) the failure by the Borrower to perform or observe any of the provisions hereof All such amounts and all other amounts payable hereunder shall be payable on written demand, together with interest for the period from the date of demand at a rate of interest equal to the lesser of (x) the Post-Default Rate or (y) the maximum rate allowed by Applicable Law, from and including the due date to and excluding the date of payment.

        Section 6.2. Amendments and Other Modifications.

        No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Borrower and PMF. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar circumstances.

        Section 6.3. Cumulative Remedies; Failure or Delay.

        The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Secured Parties under Applicable Law, the other Loan Documents or otherwise. No failure or delay on the part of the Secured Parties in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

        Section 6.4. Notices, Etc.

        All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid overnight courier, by registered or certified mail (postage prepaid), or by telecopy, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this
Section 6.4. notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on the signature pages of the Loan Agreement.

        Section 6.5. Successors and Assigns.

        This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of the Borrower and the Secured Parties and their respective successors and assigns. The Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Parties. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

        Section 6.6. Payments Set Aside.

        Notwithstanding anything to the contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required by Applicable Law to be restored or returned by the Secured Parties in connection with any bankruptcy, reorganization or similar proceeding involving the Borrower, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required by Applicable Law to be returned by the Secured Parties under any such circumstances, or if the Secured Parties elects to return any such payment or proceeds or any part thereof in their discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Borrower in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

        Section 6.7. Continuing Security Interest; Termination.

        This Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Secured Parties shall not diminish the right of the Secured Parties to rely on any agreements, representations or warranties herein.

        Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Borrower set forth in Sections 4.6.1, 4.6.4,
4.6.5 and 6.1 shall survive the payment of all other Secured Obligations and the termination of this Agreement.

        Section 6.8. Waiver and Estoppel.

        Except as otherwise provided in this Agreement, the Borrower hereby waives: (i) presentment protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Secured Parties may do in this regard absent gross negligence or willful misconduct;
(ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Secured Parties to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off and (vi) any rights to require the Secured Parties to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the

Secured Parties' power, or to pursue any of such rights in any particular order or manner, or any defenses arising by reason of any disability or defense of any Person.

        Section 6.9. Appointment of PMF as Agent.

        The parties acknowledge that PMF has been appointed Agent for the Secured Parties. Subject to the terms of the Intercreditor Agreement, PMF may exercise all of the Secured Parties' rights hereunder. The parties agree that Borrower may rely on any waiver, consent or approval granted by PMF hereunder.

        Section 6.10. Execution in Counterparts.

        This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

        Section 6.11. Complete Agreement.

        This Agreement, together with the Exhibits and Schedules hereto and the other Loan Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

        Section 6.12. Limitation of Liability.

        No claim shall be made by the Borrower against the Secured Parties or the Affiliates, shareholders, directors, officers, employees, agents or attorneys of the Secured Parties for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, the Loan Agreement and the other Transaction Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. The foregoing provisions of this Section 6.11 are not intended to preclude Borrower from bringing a legal action against the Secured Parties for Borrower's direct, actual damages.

        Section 6.13. DISPUTE RESOLUTION.

        THE PARTIES HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF SECTION 8.11 AND
8.12 OF THE LOAN AGREEMENT SHALL APPLY TO THE RESOLUTION OF ANY DISPUTES HEREUNDER OR ANY OF THE DOCUMENTS ATTACHED AS SCHEDULES HERETO.


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                       BORROWER
                                       GENERAL AUTOMATION, INC.
                                       a Delaware corporation

                                       By: _____________________________________

                                       Its: ____________________________________


                                       THE SECURED PARTIES:

                                       PACIFIC MEZZANINE FUND, L.P.,
                                       a California limited partnership
                                       By:  Pacific Private Capital, its General
                                            Partner

                                       By: _____________________________________

                                       Its: ____________________________________


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